Exhibit 10.4

Order Sheet

Korea Life Insurance

TEL. FAX. August 28, 2008

Orderer Taxpayer Identification Number

Supplier e-Smart Korea, Inc.

Name of Company Korea Life Insurance

Name of Representative Kyung Ho Kang

Address 259, Sineum-dong, Kimcheon Si, Gyeongsangbuk-Do

Address 642-9 Yeoksam-Dong, Gangnam-Gu, Seoul

Type of Business Items of Business

TEL. 02-2185-5887

FAX. 02-2185-5889

Price : TWO HUNDRED THOUSAND WON (KRW 200,000) / VAT not included

NO Name of Product Specification Unit Quantity Unit Price Price

1 I AM Card EA 10 20,000 200,000

Total 200,000

Reference : 1 Date of Delivery :

Negotiable 2. Terms of Payment: Cash

e-Smart Korea

E-SMART KOREA INC.

642-9, Songchon B/D 9F, Yeoksam-dong

TEL. +822,2185. 5886~8 FAX. +822.2185.5889 Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD EA 10

Reader EA 10

The above products have been duly received.

September 4, 2008

Name of Company : Korea Life Insurance Co.,Ltd

Name : Kyung-Ho Kang

http://www.esmartkorea.com